EXHIBIT 99.1

VEECO REPORTS FIRST QUARTER 2026 FINANCIAL RESULTS

First Quarter 2026 Highlights:

●	Revenue of $158.3 million, compared with $167.3 million in the same period last year
●	GAAP net loss of $(0.3) million, or $(0.01) loss per diluted share, compared with net income of $11.9 million, or $0.20 earnings per diluted share in the same period last year
●	Non-GAAP net income of $8.9 million, or $0.14 per diluted share, compared with $22.2 million, or $0.37 per diluted share in the same period last year

Plainview, N.Y., May 5, 2026 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its first quarter ended March 31, 2026. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q1 '26	Q1 '25
Revenue	$158.3	$167.3
Net income (loss)	$(0.3)	$11.9
Diluted earnings (loss) per share	$(0.01)	$0.20

Non-GAAP Results	Q1 '26	Q1 '25
Operating income	$8.6	$24.3
Net income	$8.9	$22.2
Diluted earnings per share	$0.14	$0.37

“Veeco executed well in the first quarter as the industry enters a transformational period driven by rapid expansion of AI data centers and high-performance computing,” said Bill Miller, Ph.D., Veeco’s Chief Executive Officer. “This inflection is driving significant order activity across our portfolio, with particularly strong momentum in silicon photonics as customers scale optical connectivity and power-efficient technologies. Veeco’s differentiated process equipment is increasingly critical to this landscape, positioning us well for sustained, multi-year revenue growth.”

Guidance and Outlook

The following guidance is provided for Veeco’s second quarter 2026:

●	Revenue is expected in the range of $170 million to $190 million
●	GAAP diluted earnings per share are expected in the range of $0.02 to $0.15
●	Non-GAAP diluted earnings per share are expected in the range of $0.20 to $0.32

The following guidance for Veeco’s fiscal year 2026 was previously provided and remains unchanged:

●	Revenue is expected in the range of $740 million to $800 million
●	GAAP diluted earnings per share are expected in the range of $0.83 to $1.17
●	Non-GAAP diluted earnings per share are expected in the range of $1.50 to $1.85

Conference Call Information

A conference call reviewing these results has been scheduled for today, May 5, 2026 starting at 5:00pm ET. To join the call, dial 1-877-407-8029 (toll-free) or 1-201-689-8029. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our laser annealing, ion beam, metal organic chemical vapor deposition (MOCVD), single wafer etch & clean and lithography technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to purchase or the solicitation of an offer to buy or sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, including trends related to artificial intelligence and high-performance computing, industry outlooks and demand drivers, statements regarding the pending merger with Axcelis, the timing of shipments, deliveries and revenue recognition, statements regarding shipments currently being held by U.S. Customs, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results, the timing, completion and expected benefits of the proposed transaction and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues, including the effects of foreign and domestic tariffs and the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; cybersecurity attacks and our ability to safeguard sensitive information and protect our intellectual property rights in key technologies; the effects of regional or global health epidemics; delays in or failure to complete the proposed transaction, whether due to an inability by either party to satisfy one or more conditions to closing, including an inability to obtain regulatory approval in China, the occurrence of events or changes in circumstances that give rise to the termination of the applicable merger agreement by either party, or otherwise; risks related to the pendency of the proposed transaction and its effect on our business, financial condition, results of operations, cash flows and stock price; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees, including as a result of the proposed transaction; diversion of management time and attention from ordinary course business operations to the proposed transaction and other potential disruptions to our business relating thereto; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investor Relations: Alex Delacroix (516) 528-1020adelacroix@veeco.com

Media: Brenden Wright (410) 984-2610bwright@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended March 31,
	2026	2025
Net sales	$158,341	$167,292
Cost of sales	102,513	98,825
Gross profit	55,828	68,467
Operating expenses, net:
Research and development	29,875	28,514
Selling, general, and administrative	26,016	25,028
Amortization of intangible assets	705	821
Merger costs	2,012	—
Other operating expense (income), net	(122)	(44)
Total operating expenses, net	58,486	54,319
Operating income (loss)	(2,658)	14,148
Interest income (expense), net	1,175	836
Income (loss) before income taxes	(1,483)	14,984
Income tax expense (benefit)	(1,159)	3,037
Net income (loss)	$(324)	$11,947

Income per common share:
Basic	$(0.01)	$0.21
Diluted	$(0.01)	$0.20

Weighted average number of shares:
Basic	60,414	57,753
Diluted	60,414	60,234

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	March 31,	December 31,
	2026	2025
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$179,535	$163,466
Short-term investments	203,796	226,763
Accounts receivable, net	150,521	110,685
Contract assets	21,723	34,838
Inventories	282,231	275,298
Prepaid expenses and other current assets	35,613	34,286
Total current assets	873,419	845,336
Property, plant and equipment, net	107,817	108,646
Operating lease right-of-use assets	24,084	24,606
Intangible assets, net	4,991	5,696
Goodwill	214,964	214,964
Deferred income taxes	124,141	122,935
Other assets	3,553	3,612
Total assets	$1,352,969	$1,325,795

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$60,153	$55,345
Accrued expenses and other current liabilities	52,038	45,503
Contract liabilities	92,731	74,161
Income taxes payable	1,763	3,048
Total current liabilities	206,685	178,057
Deferred income taxes	513	532
Long-term debt	226,253	226,009
Long-term operating lease liabilities	31,140	31,837
Other liabilities	4,716	3,852
Total liabilities	469,307	440,287

Total stockholders’ equity	883,662	885,508
Total liabilities and stockholders’ equity	$1,352,969	$1,325,795

Note on Reconciliation Tables

The below tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with GAAP. These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Reconciliation of GAAP to Non-GAAP Financial Data (Q1 2026)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended March 31, 2026	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$158,341					$158,341
Gross profit	55,828	1,511				57,339
Gross margin	35.3%					36.2%
Operating expenses	58,486	(7,000)	(705)	(2,012)		48,769
Operating income (loss)	(2,658)	8,511	705	2,012	^	8,570
Net income (loss)	(324)	8,511	705	(16)	^	8,876

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q1 2026)

(in thousands)
(unaudited)

Three months ended March 31, 2026
Merger related expenses	$2,012
Subtotal	2,012
Non-cash interest expense	244
Non-GAAP tax adjustment *	(2,272)
Total Other	$(16)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q1 2026)

(in thousands, except per share amounts)
(unaudited)

	Three months ended March 31, 2026
	GAAP	Non-GAAP
Numerator:
Net income (loss) available to common shareholders	$(324)	$8,876

Denominator:
Basic weighted average shares outstanding	60,414	60,414
Effect of potentially dilutive share-based awards	—	808
Dilutive effect of 2029 Convertible Senior Notes	—	642
Diluted weighted average shares outstanding	60,414	61,864

Net income (loss) per common share:
Basic	$(0.01)	$0.15
Diluted	$(0.01)	$0.14

Reconciliation of GAAP to Non-GAAP Financial Data (Q1 2025)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended March 31, 2025	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$167,292					$167,292
Gross profit	68,467	1,343				69,810
Gross margin	40.9%					41.7%
Operating expenses	54,319	(7,865)	(821)	(99)		45,534
Operating income	14,148	9,208	821	99	^	24,276
Net income	11,947	9,208	821	231	^	22,207

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q1 2025)

(in thousands)
(unaudited)

Three months ended March 31, 2025
Other	$99
Subtotal	99
Non-cash interest expense	257
Non-GAAP tax adjustment *	(125)
Total Other	$231

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q1 2025)

(in thousands, except per share amounts)
(unaudited)

	Three months ended March 31, 2025
	GAAP	Non-GAAP
Numerator:
Net income	$11,947	$22,207
Interest expense associated with 2025 and 2027 Convertible Senior Notes	253	273
Net income available to common shareholders	$12,200	$22,480

Denominator:
Basic weighted average shares outstanding	57,753	57,753
Effect of potentially dilutive share-based awards	693	693
Dilutive effect of 2025 Convertible Senior Notes	—	174
Dilutive effect of 2027 Convertible Senior Notes (1)	1,788	1,354
Diluted weighted average shares outstanding	60,234	59,974

Net income per common share:
Basic	$0.21	$0.38
Diluted	$0.20	$0.37

(1)	- The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q1 2026 and 2025)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	March 31, 2026	March 31, 2025
GAAP Net income (loss)	$(324)	$11,947
Share-based compensation	8,511	9,208
Amortization	705	821
Merger related expenses	2,012	—
Interest (income) expense, net	(1,175)	(836)
Other	—	99
Income tax expense (benefit)	(1,159)	3,037
Non-GAAP Operating income	$8,570	$24,276

Reconciliation of GAAP to Non-GAAP Financial Data (Q2 2026)

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
June 30, 2026	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$170	-	$190				$170	-	$190
Gross profit	63	-	74	2	—	—	65	-	76
Gross margin	37%	-	39%				38%	-	40%
Operating expenses	62	-	65	(7)	(1)	(2)	52	-	55
Operating income	1	-	10	9	1	2	13	-	22
Net income	$2	-	$10	9	1	1	$12	-	$21

Income per diluted common share	$0.02	-	$0.15				$0.20	-	$0.32

Income per Diluted Common Share (Q2 2026)

(in millions, except per share amounts)

(unaudited)

Guidance for the three months ending June 30, 2026	GAAP			Non-GAAP
Numerator:
Net income available to common shareholders	$2	-	$10	$12	-	$21

Denominator:
Basic weighted average shares outstanding	61	-	61	61	-	61
Effect of potentially dilutive share-based awards	1	-	1	1	-	1
Dilutive effect of 2029 Convertible Senior Notes	2	-	2	2	-	2
Diluted weighted average shares outstanding	64	-	64	64	-	64

Net income per common share:
Income per diluted common share	$0.02	-	$0.15	$0.20	-	$0.32

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q2 2026)

(in millions)
(unaudited)

Guidance for the three months ending June 30, 2026
GAAP Net income	$2	-	$10
Share-based compensation	9	-	9
Amortization	1	-	1
Merger related expense	2	-	2
Interest expense (income)	(1)	-	(1)
Income tax expense	1	-	1
Non-GAAP Operating income	$13	-	$22

Note: Amounts may not calculate precisely due to rounding.

Reconciliation of GAAP to Non-GAAP Financial Data (FY 2026)

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the year ending				Share-based
December 31, 2026	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$740	-	$800				$740	-	$800
Gross profit	298	-	338	8	—	—	306	-	346
Gross margin	40%	-	42%				41%	-	43%
Operating expenses	244	-	259	(31)	(2)	(6)	205	-	220
Operating income	54	-	79	39	2	6	101	-	126
Net income	$52	-	$73	39	2	1	$94	-	$115

Income per diluted common share	$0.83	-	$1.17				$1.50	-	$1.85

Income per Diluted Common Share (FY 2026)

(in millions, except per share amounts)

(unaudited)

Guidance for the year ending December 31, 2026	GAAP			Non-GAAP
Numerator:
Net income available to common shareholders	$52	-	$73	$94	-	$115

Denominator:
Basic weighted average shares outstanding	61	-	61	61	-	61
Effect of potentially dilutive share-based awards	1	-	1	1	-	1
Dilutive effect of 2029 Convertible Senior Notes	1	-	1	1	-	1
Diluted weighted average shares outstanding	63	-	63	63	-	63

Net income per common share:
Income per diluted common share	$0.83	-	$1.17	$1.50	-	$1.85

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (FY 2026)

(in millions)
(unaudited)

Guidance for the year ending December 31, 2026
GAAP Net income	$52	-	$73
Share-based compensation	39	-	39
Amortization	2	-	2
Merger related expense	6	-	6
Interest expense (income)	(4)	-	(4)
Income tax expense	7	-	10
Non-GAAP Operating income	$101	-	$126